UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 26, 2008

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                       000-50052                     06-1393745
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(State or Other             (Commission File Number)           (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                60015
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:   (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure   of  Directors   or  Certain   Officers;   Election  of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 26, 2008, Christopher Carroll resigned as Executive Vice President and Chief Marketing Officer of Cosi, Inc. (the "Company"). In conjunction with his resignation, the oral at-will employment agreement between the Company and Mr. Carroll was terminated as of August 26, 2008. The material terms of the employment agreement were described in the Company's Definitive Proxy Statement filed on April 18, 2008, and such description is incorporated herein by reference. The Company will not incur any early termination penalties. The Company has not entered into an agreement with Mr. Carroll regarding the terms of his departure at this time. Should the Company enter into any agreement or arrangement with Mr. Carroll regarding his departure from the Company that requires disclosure, such agreement or arrangement will be disclosed in a subsequent filing.

      On August 26, 2008, Christopher Ames resigned as Chief Operating Officer of the Company. In conjunction with his resignation, the oral at-will employment agreement between the Company and Mr. Ames was terminated on August 26, 2008. The material terms of the employment agreement were described in the Company's Definitive Proxy Statement filed on April 18, 2008, and such description is incorporated herein by reference. The Company will not incur any early termination penalties. The Company has not entered into an agreement with Mr. Ames regarding the terms of his departure at this time. Should the Company enter into any agreement or arrangement with Mr. Ames regarding his departure from the Company that requires disclosure, such agreement or arrangement will be disclosed in a subsequent filing. A copy of the Company's announcement is furnished as Exhibit 99.1.

Item 9.01 (d).  Exhibits.

     99.1     Cosi, Inc. Announcement, dated August 26, 2008.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  August 29, 2008

                                         /s/ WILLIAM E. KOZIEL
                                         --------------------------------
                                         Name: William E. Koziel
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX

                                                                 Paper (P) or
Exhibit No.                        Description                   Electronic (E)
-----------                        -----------                   --------------

    99.1        Cosi, Inc. Announcement, dated August 26, 2008.         E